Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD SECOND QUARTER RESULTS

Highest Quarterly Income From Continuing Operations

and Earnings Per Share in Company History

Earnings per Share From Continuing Operations Increases 10.8% to $1.23

Excluding Foreign Exchange, Earnings Per Share Increases 14.4%

Second Quarter 2017	Six Months 2017
	
• Revenue Increases 2.5% to $5.4 Billion; Excluding Foreign Exchange +6.6%	• Revenue Increases 3.8% to $10.5 Billion; Excluding Foreign Exchange +8.5%
	
• Income from Continuing Operations Attributable to Common Shareholders Increases 11.9% to $106.0 Million; Excluding Foreign Exchange +15.7% to $109.6 Million	• Income from Continuing Operations Attributable to Common Shareholders Increases 8.7% to $189.2 Million; Excluding Foreign Exchange +15.1% to $200.3 Million
	
• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 10.8% to $1.23; Excluding Foreign Exchange +14.4% to $1.27	• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 10.0% to $2.20; Excluding Foreign Exchange +16.5% to $2.33
	
	

BLOOMFIELD HILLS, MI, July 27, 2017 –  Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today record results, including the highest quarterly income from continuing operations and earnings per share in company history. For the three months ended June 30, 2017, income from continuing operations attributable to common shareholders increased 11.9% to $106.0 million, and related earnings per share increased 10.8% to $1.23 when compared to the same period last year. Total automotive retail units increased 13.0% and total revenue increased 2.5% to $5.4 billion. Excluding foreign exchange, total revenue increased 6.6%. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.04 for the three months ended June 30, 2017.

Commenting on the company’s results, Penske Automotive Group Chairman Roger S. Penske said, “I am pleased to report another quarter of record results, highlighting the diversity of our transportation services business model, driven by the solid performance of our U.S. and U.K. automotive markets,

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contribution from our used car super centers, and the benefit from the investment in Penske Truck Leasing. Further, I was particularly pleased to see the 130 basis-point improvement in our automotive retail service and parts gross margin to 59.5%.”  Penske continued, “Our performance continues to demonstrate and reinforce the adaptability of our business to market conditions.”

Automotive Retail Highlights of the Second Quarter

•	Retail Unit Sales +13.0% to 130,127

➢	New unit retail sales +2.8%

➢	Used unit retail sales +25.1%

•	Same-Store Retail Unit Sales -1.9% to 112,796

➢	New unit retail sales -3.4%

➢	Used unit retail sales -0.1%

•	Same-Store Retail Revenue -5.6%

➢	New -8.7%; Used -3.3%; Finance & Insurance +3.3%; Service and Parts +0.2%

➢	-1.5% in the United States; -11.7% Internationally

➢	Excluding f/x, same-store retail revenue -1.7%

•	Average Transaction Price Per Unit

➢	New $37,575; -5.1%

➢	Used $24,772; -11.3%

•	Average Gross Profit Per Unit

➢	New $2,977, -$129/unit; Gross Margin 7.9%, +10 basis points

▪	Excluding f/x $3,099, -$7/unit; Gross Margin 8.0%, +20 basis points

➢	Used $1,416, -$281/unit; Gross Margin 5.7%, -40 basis points

▪	Excluding f/x $1,485, -$212/unit; Gross Margin 5.7%, -40 basis points

➢	Finance & Insurance $1,131, +$39/unit

▪	Excluding f/x $1,182, +$90/unit

Note: f/x = foreign exchange

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For the six months ended June 30, 2017, total revenue increased 3.8% to $10.5 billion, with a 4.0% decrease in same-store retail revenue. Excluding foreign exchange, total revenue increased 8.5%, while same-store retail revenue increased 0.9%. Total automotive retail unit volume increased 12.4%, with a 1.1% decrease on a same-store basis. Income from continuing operations attributable to common shareholders increased  8.7% to $189.2 million and related earnings per share increased 10.0% to $2.20 when compared to the same period last year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.13.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty medium and heavy-duty truck dealership locations in the U.S. and Canada under the “Premier Truck Group” brand name, offering primarily the Freightliner and Western Star brands. For the three and six months ended June 30, 2017, Premier Truck Group retailed 1,559 and 3,066 units, generated $228.5 million and $440.2 million of revenue, and $40.0 million and $76.4 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. For the three months ended June 30, 2017, gross profit per used truck retailed improved to $6,503 from a loss of $2,096 per unit in the same period last year, as used truck prices stabilized. Service and parts gross profit represented approximately 75.8% and 77.4% of Premier Truck Group’s gross profit for the three and six months ended June 30, 2017, respectively.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance and logistics services. During the third quarter of 2016, the company increased its ownership in PTL from 9.0% to 23.4%. For the three and six months ended June 30, 2017, the company recorded $24.9 million and $36.8 million as part of equity in earnings of affiliates compared to $9.3 million and $12.8 million for the three and six months ended June 30, 2016, respectively. The company accounts for its ownership interest in PTL using the equity method of accounting.

Dividend

On July 26, 2017, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.32 per share, the twenty-fifth consecutive increase in the quarterly dividend.

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Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the second quarter of 2017 on Thursday,  July 27, 2017, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 288‑8961 – [International, please dial (612) 288‑0337]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2017 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 25,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings accretion potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit

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markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2016, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

Like Penske Automotive on Facebook: https://facebook.com/PenskeCars

Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp

Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2017	2016	(Decrease)	2017	2016	(Decrease)
Revenue	$5,383.4	$5,254.1	2.5%	$10,464.5	$10,078.7	3.8%
Cost of Sales	4,566.1	4,482.8	1.9%	8,872.9	8,583.6	3.4%
Gross Profit	$817.3	$771.3	6.0%	$1,591.6	$1,495.1	6.5%
SG&A Expenses	622.0	582.7	6.7%	1,223.7	1,141.6	7.2%
Depreciation	23.3	24.5	(4.9)%	45.7	45.3	0.9%
Operating Income	$172.0	$164.1	4.8%	$322.2	$308.2	4.5%
Floor Plan Interest Expense	(15.5)	(13.1)	18.3%	(29.2)	(25.9)	12.7%
Other Interest Expense	(26.4)	(19.5)	35.4%	(51.4)	(36.7)	40.1%
Equity in Earnings of Affiliates	26.8	12.0	123.3%	40.0	17.5	128.6%
Income from Continuing Operations Before Income Taxes	$156.9	$143.5	9.3%	$281.6	$263.1	7.0%
Income Taxes	(50.2)	(47.3)	6.1%	(91.3)	(86.7)	5.3%
Income from Continuing Operations	$106.7	$96.2	10.9%	$190.3	$176.4	7.9%
Income (Loss) from Discontinued Operations, net of tax	0.2	(1.2)	(116.7)%	(0.4)	(1.2)	(66.7)%
Net Income	$106.9	$95.0	12.5%	$189.9	$175.2	8.4%
Less: Income Attributable to Non-Controlling Interests	0.7	1.5	(53.3)%	1.1	2.4	(54.2)%
Net Income Attributable to Common Shareholders	$106.2	$93.5	13.6%	$188.8	$172.8	9.3%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$106.7	$96.2	10.9%	$190.3	$176.4	7.9%
Less: Income Attributable to Non-Controlling Interests	0.7	1.5	(53.3)%	1.1	2.4	(54.2)%
Income from Continuing Operations, net of tax	$106.0	$94.7	11.9%	$189.2	$174.0	8.7%
Income (Loss) from Discontinued Operations, net of tax	0.2	(1.2)	(116.7)%	(0.4)	(1.2)	(66.7)%
Net Income Attributable to Common Shareholders	$106.2	$93.5	13.6%	$188.8	$172.8	9.3%
Income from Continuing Operations Per Share	$1.23	$1.11	10.8%	$2.20	$2.00	10.0%
Income Per Share	$1.23	$1.10	11.8%	$2.20	$1.99	10.6%
Weighted Average Shares Outstanding	86.1	85.3	0.9%	85.9	86.8	(1.0)%

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	June 30,	December 31,
	2017	2016
Assets:
Cash and Cash Equivalents	$20.7	$24.0
Accounts Receivable, Net	827.7	879.0
Inventories	3,711.9	3,408.2
Other Current Assets	104.2	73.9
Assets Held for Sale	—	8.4
Total Current Assets	4,664.5	4,393.5
Property and Equipment, Net	1,990.3	1,806.5
Intangibles	2,109.0	1,711.3
Other Long-Term Assets	948.1	921.7
Total Assets	$9,711.9	$8,833.0

Liabilities and Equity:
Floor Plan Notes Payable	$2,151.1	$2,084.5
Floor Plan Notes Payable – Non-Trade	1,364.7	1,233.3
Accounts Payable	559.9	497.4
Accrued Expenses	413.2	360.0
Current Portion Long-Term Debt	70.1	48.3
Liabilities Held for Sale	0.7	6.1
Total Current Liabilities	4,559.7	4,229.6
Long-Term Debt	1,955.8	1,828.8
Other Long-Term Liabilities	1,179.7	995.1
Total Liabilities	7,695.2	7,053.5
Equity	2,016.7	1,779.5
Total Liabilities and Equity	$9,711.9	$8,833.0

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Geographic Revenue Mix:
North America	60.3%	60.1%	58.4%	58.8%
U.K.	32.0%	32.7%	33.9%	34.0%
Other International	7.7%	7.2%	7.7%	7.2%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,040.7	$4,836.8	$9,797.1	$9,349.7
Retail Commercial Trucks	228.5	309.5	440.2	516.2
Commercial Vehicles Australia/Power Systems and Other	114.2	107.8	227.2	212.8
Total	$5,383.4	$5,254.1	$10,464.5	$10,078.7

Gross Profit: (Amounts in Millions)
Retail Automotive	$746.0	$702.0	$1,454.3	$1,367.0
Retail Commercial Trucks	40.0	38.3	76.4	71.5
Commercial Vehicles Australia/Power Systems and Other	31.3	31.0	60.9	56.6
Total	$817.3	$771.3	$1,591.6	$1,495.1

Gross Margin:
Retail Automotive	14.8%	14.5%	14.8%	14.6%
Retail Commercial Trucks	17.5%	12.4%	17.4%	13.9%
Commercial Vehicles Australia/Power Systems and Other	27.4%	28.8%	26.8%	26.6%
Total	15.2%	14.7%	15.2%	14.8%

	Three Months Ended				Six Months Ended
	June 30,				June 30,
			Increase/				Increase/
	2017	2016	(Decrease)		2017	2016	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	15.2%	14.7%	50	bps	15.2%	14.8%	40	bps
Selling, General and Administrative Expenses	11.6%	11.1%	50	bps	11.7%	11.3%	40	bps
Operating Income	3.2%	3.1%	10	bps	3.1%	3.1%	—	bps
Inc. From Cont. Ops. Before Inc. Taxes	2.9%	2.7%	20	bps	2.7%	2.6%	10	bps

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	76.1%	75.5%	60	bps	76.9%	76.4%	50	bps
Operating Income	21.0%	21.3%	(30)	bps	20.2%	20.6%	(40)	bps

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
(Amounts in Millions)	2017	2016	(Decrease)	2017	2016	(Decrease)

EBITDA*	$206.6	$187.5	10.2%	$378.7	$345.1	9.7%
Floorplan Credits	$10.1	$10.2	(1.0)%	$18.4	$19.1	(3.7)%
Rent Expense	$55.4	$51.9	6.7%	$108.8	$103.4	5.2%

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Retail Automotive Units:
New Retail	63,919	62,170	126,107	120,923
Used Retail	66,208	52,936	128,492	105,677
Total	130,127	115,106	254,599	226,600

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,401.7	$2,461.0	$4,709.1	$4,729.2
Used Vehicles	1,640.1	1,478.8	3,181.1	2,891.2
Finance and Insurance, Net	147.2	125.7	284.6	244.1
Service and Parts	520.3	496.2	1,019.2	974.3
Fleet and Wholesale	331.4	275.1	603.1	510.9
Total Revenue	$5,040.7	$4,836.8	$9,797.1	$9,349.7

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$190.3	$193.1	$367.4	$368.6
Used Vehicles	93.8	89.8	187.9	174.1
Finance and Insurance, Net	147.2	125.7	284.6	244.1
Service and Parts	309.7	288.7	603.4	570.1
Fleet and Wholesale	5.0	4.7	11.0	10.1
Total Gross Profit	$746.0	$702.0	$1,454.3	$1,367.0

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$37,575	$39,586	$37,342	$39,110
Used Vehicles	24,772	27,936	24,757	27,359

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,977	$3,106	$2,913	$3,049
Used Vehicles	1,416	1,697	1,463	1,647
Finance & Insurance	1,131	1,092	1,118	1,077

Retail Automotive Gross Margin:
New Vehicles	7.9%	7.8%	7.8%	7.8%
Used Vehicles	5.7%	6.1%	5.9%	6.0%
Service and Parts	59.5%	58.2%	59.2%	58.5%
Fleet and Wholesale	1.5%	1.7%	1.8%	2.0%
Total Gross Margin	14.8%	14.5%	14.8%	14.6%

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.7%	50.9%	48.1%	50.6%
Used Vehicles	32.5%	30.6%	32.5%	30.9%
Finance and Insurance, Net	2.9%	2.6%	2.9%	2.6%
Service and Parts	10.3%	10.3%	10.4%	10.4%
Fleet and Wholesale	6.6%	5.6%	6.1%	5.5%
Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.5%	27.5%	25.3%	27.0%
Used Vehicles	12.6%	12.8%	12.9%	12.7%
Finance and Insurance, Net	19.7%	17.9%	19.6%	17.9%
Service and Parts	41.5%	41.1%	41.5%	41.7%
Fleet and Wholesale	0.7%	0.7%	0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	25%	23%	25%
Audi	14%	14%	14%	14%
Mercedes-Benz	10%	10%	10%	10%
Land Rover / Jaguar	8%	7%	8%	8%
Porsche	6%	6%	6%	5%
Lexus	3%	3%	3%	3%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	1%	2%	1%	2%
Total Premium	70%	72%	70%	72%
Volume Non-U.S.:
Toyota	10%	11%	10%	11%
Honda	7%	7%	7%	7%
Volkswagen	3%	3%	4%	3%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Volume Non-U.S.	23%	24%	24%	24%
U.S.:
General Motors / Chrysler / Ford	3%	4%	3%	4%
Stand-Alone Used	4%	—%	3%	—%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	60%	59%	58%	58%
U.K.	34%	35%	36%	36%
Other International	6%	6%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	64%	63%	62%	62%
U.K.	31%	31%	32%	32%
Other International	5%	6%	6%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Same-Store

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Retail Automotive Same-Store Units:
New Retail	59,983	62,096	118,486	120,216
Used Retail	52,813	52,888	104,289	105,149
Total	112,796	114,984	222,775	225,365

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,245.2	$2,458.0	$4,423.0	$4,698.5
Used Vehicles	1,428.2	1,477.7	2,784.7	2,874.8
Finance and Insurance, Net	129.7	125.6	253.0	242.8
Service and Parts	496.2	495.2	974.5	969.9
Fleet and Wholesale	295.2	275.0	538.3	509.3
Total Revenue	$4,594.5	$4,831.5	$8,973.5	$9,295.3

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$177.3	$192.9	$342.1	$366.2
Used Vehicles	77.9	89.8	157.6	173.1
Finance and Insurance, Net	129.7	125.6	253.0	242.8
Service and Parts	293.4	288.2	574.4	567.8
Fleet and Wholesale	4.3	4.7	9.6	10.1
Total Gross Profit	$682.6	$701.2	$1,336.7	$1,360.0

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$37,431	$39,584	$37,329	$39,084
Used Vehicles	27,043	27,940	26,702	27,340

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,956	$3,106	$2,887	$3,046
Used Vehicles	1,475	1,697	1,511	1,646
Finance & Insurance	1,150	1,092	1,136	1,078

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.9%	7.8%	7.7%	7.8%
Used Vehicles	5.5%	6.1%	5.7%	6.0%
Service and Parts	59.1%	58.2%	58.9%	58.5%
Fleet and Wholesale	1.5%	1.7%	1.8%	2.0%
Total Gross Margin	14.9%	14.5%	14.9%	14.6%

Retail Automotive Revenue Mix Percentages:
New Vehicles	48.9%	50.9%	49.3%	50.6%
Used Vehicles	31.1%	30.6%	31.0%	30.9%
Finance and Insurance, Net	2.8%	2.6%	2.8%	2.6%
Service and Parts	10.8%	10.2%	10.9%	10.4%
Fleet and Wholesale	6.4%	5.7%	6.0%	5.5%
Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.0%	27.5%	25.6%	26.9%
Used Vehicles	11.4%	12.8%	11.8%	12.7%
Finance and Insurance, Net	19.0%	17.9%	18.9%	17.9%
Service and Parts	43.0%	41.1%	43.0%	41.8%
Fleet and Wholesale	0.6%	0.7%	0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Retail Commercial Truck Units:
New Retail	1,174	1,949	2,300	3,109
Used Retail	385	274	766	545
Total Units	1,559	2,223	3,066	3,654

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$116.5	$212.0	$227.2	$328.7
Used Vehicles	23.2	13.8	42.2	27.3
Finance and Insurance, Net	2.3	1.8	4.5	3.7
Service and Parts	83.3	79.3	161.3	150.7
Lease, Rental & Wholesale	3.2	2.6	5.0	5.8
Total Revenue	$228.5	$309.5	$440.2	$516.2

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$5.0	$7.6	$9.5	$12.5
Used Vehicles	2.5	(0.6)	3.5	(1.0)
Finance and Insurance, Net	2.3	1.8	4.5	3.7
Service and Parts	30.3	29.3	59.1	55.7
Lease, Rental & Wholesale	(0.1)	0.2	(0.2)	0.6
Total Gross Profit	$40.0	$38.3	$76.4	$71.5

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$99,225	$108,764	$98,758	$105,725
Used Vehicles	60,139	50,247	55,019	49,988

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,300	$3,904	$4,144	$4,015
Used Vehicles	6,503	(2,096)	4,556	(1,785)
Finance and Insurance	1,477	809	1,452	1,006

Retail Commercial Truck Gross Margin:
New Vehicles	4.3%	3.6%	4.2%	3.8%
Used Vehicles	10.8%	(4.3)%	8.3%	(3.7)%
Service and Parts	36.4%	36.9%	36.6%	37.0%
Lease, Rental & Wholesale	(3.1)%	7.7%	(4.0)%	10.3%
Total Gross Margin	17.5%	12.4%	17.4%	13.9%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Same-Store

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Retail Commercial Truck Same-Store Units:
New Retail	941	1,673	1,900	2,833
Used Retail	347	266	667	537
Total Units	1,288	1,939	2,567	3,370

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$94.8	$180.0	$187.3	$296.8
Used Vehicles	21.3	13.4	37.5	26.9
Finance and Insurance, Net	2.1	1.6	4.1	3.5
Service and Parts	72.5	71.1	140.0	142.3
Lease, Rental & Wholesale	3.1	2.6	5.0	5.8
Total Revenue	$193.8	$268.7	$373.9	$475.3

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$4.1	$6.5	$8.2	$11.4
Used Vehicles	2.4	(0.6)	3.3	(1.0)
Finance and Insurance, Net	2.1	1.6	4.1	3.5
Service and Parts	26.8	26.5	52.2	52.9
Lease, Rental & Wholesale	(0.1)	0.2	(0.3)	0.6
Total Gross Profit	$35.3	$34.2	$67.5	$67.4

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$100,789	$107,613	$98,605	$104,749
Used Vehicles	61,407	50,378	56,225	50,049

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,391	$3,897	$4,335	$4,021
Used Vehicles	6,935	(2,264)	4,884	(1,864)
Finance and Insurance	1,652	828	1,588	1,033

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.3%	3.6%	4.4%	3.8%
Used Vehicles	11.3%	(4.5)%	8.8%	(3.7)%
Service and Parts	37.0%	37.3%	37.3%	37.2%
Lease, Rental & Wholesale	(3.2)%	7.7%	(6.0)%	10.3%
Total Gross Margin	18.2%	12.7%	18.1%	14.2%

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and six months ended June 30, 2017 and 2016:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
(Amounts in Millions)	2017	2016	(Decrease)	2017	2016	(Decrease)

Net Income	$106.9	$95.0	12.5%	$189.9	$175.2	8.4%
Add: Depreciation	23.3	24.5	(4.9)%	45.7	45.3	0.9%
Other Interest Expense	26.4	19.5	35.4%	51.4	36.7	40.1%
Income Taxes	50.2	47.3	6.1%	91.3	86.7	5.3%
(Income) Loss from Discontinued Operations, net of tax	(0.2)	1.2	(116.7)%	0.4	1.2	(66.7)%
EBITDA	$206.6	$187.5	10.2%	$378.7	$345.1	9.7%

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14